September 6, 2019

United States Securities and Exchange Commission

Disclosure Review Office

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	Massachusetts Mutual Variable Annuity Separate Account 4

File No. 811-08619, CIK 0001052766

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners the 2019 semi-annual reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2019 semi-annual reports of the investment companies listed below are incorporated by reference.

Investment Company	CIK
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435
American Funds Insurance Series®	0000729528
Blackrock Variable Series Fund II	0000355916
Variable Insurance Products Fund II	0000831016
Ivy Funds Variable Insurance Portfolios	0000810016
MML Series Investment Fund	0000067160
MML Series Investment Fund II	0001317146
PIMCO Variable Insurance Trust	0001047304
Voya Investors Trust	0000837276

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis
Lead Counsel, Annuity Product & Operations
Massachusetts Mutual Life Insurance Company